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    As filed with the Securities and Exchange Commission on January 9, 1996

                                                       Registration No. 33-99494
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      to
                      REGISTRATION STATEMENT ON FORM S-3

                                     Under
                          THE SECURITIES ACT OF 1933

                            ----------------------

                            LEHMAN ABS CORPORATION
                                  (Depositor)
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                                        13-3447441
  (State of incorporation)                  (I.R.S. Employer Identification No.)

                        Three World Financial Center
                              200 Vesey Street
                        New York, New York 10285-1600
                  (Address of principal executive offices)

                              THEODORE P. JANULIS
                            Lehman ABS Corporation
                         Three World Financial Center
                               200 Vesey Street
                         New York, New York 10285-1600
                    (Name and address of agent for service)

                            ----------------------

                                   Copy to:
                             CATHY M. KAPLAN, ESQ.
                                 Brown & Wood
                            One World Trade Center
                         New York, New York 10048-0557
                            ----------------------

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [x]

    Pursuant to Rule 429, this Post-Effective Amendment also constitutes Post-Effective Amendment No. 4 to Registration Statement No. 33-98594, which became effective on November 28, 1995.

--------------------------------------------------------------------------------

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                                    PART II


                    INFORMATION NOT REQUIRED IN PROSPECTUS
Item 16.  Exhibits.

          1.1 -   Form of Underwriting Agreement.*
          1.2 -   Form of Underwriting Agreement.**
          3.1 -   Restated  Certificate of Incorporation  of Lehman ABS  Corporation.***
          3.2 -   Form of By-Laws of Lehman ABS Corporation.`D'
          4.1 -   Form of Pooling and Servicing Agreement.*
          4.2 -   Form of Pooling Agreement.`DD'
          4.3 -   Form of Trust Agreement.**
          4.4 -   Form of Master Pooling and Servicing Agreement.**
          4.5 -   Form of Sale Agreement.**
          4.6 -   Form of Indenture.**
          4.7 -   Form of Trust Agreement.`DD'`DD'`DD'
          5.1 -   Opinion of Brown & Wood as to legality.`DD'`DD'`DD'`DD'
          8.1 -   Opinion of Brown & Wood as to tax matters.`DD'`DD'`DD'`DD'
         10.1 -   Form of Mortgage Loan Purchase Agreement.`DD'`DD'`DD'
         23.1 -   Consent of Brown & Wood (included as part of Exhibits 5.1 and 8.1).`DD'`DD'`DD'`DD'
         23.3 -   Consent of Ernst & Young.******
         23.4 -   Consent of Coopers & Lybrand.*****
         23.5 -   Consent of KPMG Peat Marwick.`DD'`DD'
         23.6 -   Consent of Coopers & Lybrand.*******
         24.1 -   Power of Attorney of Directors and Officers of Company.`DD'`DD'`DD'`DD'`DD'
         25.1 -   Form T-1 Statement of Eligibility and Qualification under, and Application to
                  Determine   Eligibility  of  a  Trustee  Pursuant  to  Section
                  305(b)(2)  of, the Trust  Indenture Act of 1939 of The Bank of
                  New York (separately bound).`DD'`DD'
         25.2     - Form T-1 Statement of Eligibility and Qualification under, and
                  Application to Determine Eligibility of a Trustee Pursuant to
                  Section 305(b)(2) of, the Trust  Indenture Act of 1939 of
                  The First National Bank of Chicago (separately bound).`DD'`DD'`DD'`DD'`DD'
         25.3     - Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of
                  The Bank of New York.
         99.1 -   Financial statements of Financial Security Assurance Inc. as of December 31, 1994,
                  1993 and 1992 (audited) and as of March 31, 1995 (unaudited).*****
         99.2 -   Form of Certificate Insurance Policy.*****
         99.3 -   Financial statements of Capital Markets Assurance Corporation as of December 31,
                  1994 and 1993 and the six-month period ended December 31, 1992 (audited) and as of March 31, 1995 (unaudited).`DD'`DD'
         99.4 -   Form of Surety Bond issued by Capital Markets Assurance Corporation.`DD'`DD'
         99.5 -   Financial statements of Financial Guaranty Insurance Company as of December 31,
                  1994 and 1993 (audited) and as of June 30, 1995 (unaudited).******
         99.6 -   Form of Certificate Insurance Policy.******
         99.7 -   Financial statements of Municipal Bond Investors Assurance Corporation as of
                  December 31, 1994 and 1993 (audited) and as of September 30, 1995
                  (unaudited).*******
         99.8 -   Form of Certificate Insurance Policy. *******

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


--------------

* Previously filed in Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (Reg. No. 33-67542), filed with the Commission by the Registrant on August 17, 1993.

** Previously filed in Pre-Effective Amendment No. 1 to Registration Statement on Form S-3 (Reg. No. 33-69720), filed with the Commission by the Registrant on November 16, 1993.

***                   Incorporated by reference to Post-Effective Amendment No.
                      1 to Registration Statement on Form S-3 (Reg. No. 33-67542), filed with the Commission by the Registrant on August 17, 1993.

`D'                   Incorporated by reference to Post-Effective Amendment No.
                      1 to Registration Statement on Form S-3 (Reg. No. 33-20084), filed with the Commission by the Registrant on January 13, 1993.

`DD' Previously filed in Post-Effective Amendment No. 5 to Registration Statement on Form S-3 (Reg. No. 33-67542), filed with the Commission by the Registrant on February 28, 1994.

**** Previously filed in Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (Reg. No. 33- 90642), filed with the Commission by the Registrant on July 17, 1995.

`DD'`DD' Previously filed in Post-Effective Amendment No. 3 to Registration Statement on Form S-3 (Reg. No. 33-98594), filed with the Commission by the Registrant on November 16, 1995.

`DD'`DD'`DD'          Previously filed in Registration Statement on Form S-3
                      (Reg. No. 33-85946) and Post-Effective Amendment No. 6 to
                      Registration Statement on Form S-3 (Reg No. 33-78396), filed with the Commission by the Registrant on November 3, 1994.

`DD'`DD'`DD'`DD'      Previously filed in Registration Statement on Form S-3
                      (Reg. No. 33-87188), filed with the Commission on December
                      7, 1994.

`DD'`DD'`DD'`DD'`DD'  Previously filed in Registration Statement on Form S-3
                      (Reg. No. 33-90642), filed with the Commission on March 27, 1995.

***** Previously filed in Post-Effective Amendment No. 3 to Registration Statement on Form S-3 (Reg. No. 33- 90642), filed with the Commission by the Registrant on July 24, 1995.

****** Previously filed in Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (Reg. No. 33- 98594), filed with the Commission by the Registrant on November 9, 1995.

******* Previously filed in Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (Reg. No. 33- 98594), filed with the Commission by the Registrant on November 14, 1995.

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


                                 SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 9th day of January, 1996.

                                  LEHMAN ABS CORPORATION


                                  By /s/Michael J. O'Hanlon
                                  ----------------------------------------------
                                        Michael J. O'Hanlon
                                        Chairman of the Board and
                                        Assistant Secretary




    Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                Title                      Date

/s/Michael J. O'Hanlon   Chairman of the Board      January 9, 1996
----------------------     Director and
Michael J. O'Hanlon        Assistant Secretary

*Theodore P. Janulis     President (Principal       January 9, 1996
----------------------     Executive Officer)
Theodore P. Janulis

*Robert Matza            Chief Financial Officer    January 9, 1996
----------------------     and Assistant Treasurer
Robert Matza               (Principal Financial
                           Officer)

*Stephen J. Bier         Controller (Principal      January 9, 1996
----------------------     Accounting Officer)
Stephen J. Bier

*James J. Sullivan       Director                   January 9, 1996
----------------------
James J. Sullivan

*/s/Brian R. Zipp        Director                   January 9, 1996
----------------------
Brian R. Zipp



*/s/Martin P. Harding
---------------------
Martin P. Harding
Attorney-in-fact



                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as `D'
The double dagger symbol shall be expressed as `DD'
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                                 EXHIBIT INDEX


Exhibit
  No.                         Description                                                            Page No.


    1.1 -   Form of Underwriting Agreement.*
    1.2 -   Form of Underwriting Agreement.**
    3.1 -   Restated Certificate of Incorporation of Lehman ABS Corporation.***
    3.2 -   Form of By-Laws of Lehman ABS Corporation.`D'
    4.1 -   Form of Pooling and Servicing Agreement.*
    4.2 -   Form of Pooling Agreement.`DD'
    4.3 -   Form of Trust Agreement.**
    4.4 -   Form of Master Pooling and Servicing Agreement.**
    4.5 -   Form of Sale Agreement.**
    4.6 -   Form of Indenture.**
    4.7 -   Form of Trust Agreement.`DD'`DD'`DD'
    5.1 -   Opinion of Brown & Wood as to legality.`DD'`DD'`DD'`DD'
    8.1 -   Opinion of Brown & Wood as to tax matters.`DD'`DD'`DD'`DD'
   10.1 -   Form of Mortgage Loan Purchase Agreement.`DD'`DD'`DD'
   23.1 -   Consent of Brown & Wood (included as part of Exhibits 5.1 and 8.1).`DD'`DD'`DD'`DD'
   23.3 -   Consent of Ernst & Young.******
   23.4 -   Consent of Coopers & Lybrand.*****
   23.5 -   Consent of KPMG Peat Marwick.`DD'`DD'
   23.6 -   Consent of Coopers & Lybrand.*******
   24.1 -   Power of Attorney of Directors and Officers of Company.`DD'`DD'`DD'`DD'`DD'
   25.1 -   Form T-1 Statement of Eligibility and Qualification under, and Application to Determine
            Eligibility of a Trustee Pursuant to Section 305(b)(2) of, the Trust Indenture Act of 1939
            of The Bank of New York (separately bound)`DD'`DD'
   25.2 -   Form T-1 Statement of Eligibility and Qualification under, and Application to Determine
            Eligibility of a Trustee Pursuant to Section 305(b)(2) of, the Trust Indenture Act of 1939
            of The First National Bank of Chicago (separately bound)`DD'`DD'`DD'`DD'`DD'
   25.3 -   Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York
   99.1 -   Financial statements of Financial Security Assurance Inc. as of December 31, 1994, 1993
            and 1992 (audited) and as of March 31, 1995 (unaudited).*****
   99.2 -   Form of Certificate Insurance Policy.*****
   99.3 -   Financial statements of Capital Markets Assurance Corporation as of December 31, 1994
            and 1993 and the six-month period ended December 31, 1992 (audited) and as of March
            31, 1995 (unaudited)`DD'`DD'
   99.4 -   Form of Surety Bond issued by Capital Markets Assurance Corporation.`DD'`DD'
   99.5 -   Financial statements of Financial Guaranty Insurance Company as of December 31, 1994
            and 1993 (audited) and as of June 30, 1995 (unaudited).******
   99.6 -   Form of Certificate Insurance Policy.******
   99.7 -   Financial statements of Municipal Bond Investors Assurance Corporation as of
            December 31,1994 and 1993 (audited) and as of September 30, 1995
            (unaudited).*******
   99.8 -   Form of Certificate Insurance Policy.*******

--------------

* Previously filed in Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (Reg. No. 33-67542), filed with the Commission by the Registrant on August 17, 1993.

** Previously filed in Pre-Effective Amendment No. 1 to Registration Statement on Form S-3 (Reg. No. 33-69720), filed with the Commission by the Registrant on November 16, 1993.

***                   Incorporated by reference to Post-Effective Amendment No.
                      1 to Registration Statement on Form S-3 (Reg. No. 33-67542), filed with the Commission by the Registrant on August 17, 1993.

`D'                   Incorporated by reference to Post-Effective Amendment No.
                      1 to Registration Statement on Form S-3 (Reg. No. 33-20084), filed with the Commission by the Registrant on January 13, 1993.

`DD' Previously filed in Post-Effective Amendment No. 5 to Registration Statement on Form S-3 (Reg. No. 33-67542), filed with the Commission by the Registrant on February 28, 1994.

**** Previously filed in Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (Reg. No. 33- 90642), filed with the Commission by the Registrant on July 17, 1995.

`DD'`DD' Previously filed in Post-Effective Amendment No. 3 to Registration Statement on Form S-3 (Reg. No. 33-98594), filed with the Commission by the Registrant on November 16, 1995.

`DD'`DD'`DD'          Previously filed in Registration Statement on Form S-3
                      (Reg. No. 33-85946) and Post-Effective Amendment No. 6 to
                      Registration Statement on Form S-3 (Reg No. 33-78396), filed with the Commission by the Registrant on November 3, 1994.

`DD'`DD'`DD'`DD'      Previously filed in Registration Statement on Form S-3
                      (Reg. No. 33-87188), filed with the Commission on December
                      7, 1994.

`DD'`DD'`DD'`DD'`DD'  Previously filed in Registration Statement on Form S-3
                      (Reg. No. 33-90642), filed with the Commission on March 27, 1995.

***** Previously filed in Post-Effective Amendment No. 3 to Registration Statement on Form S-3 (Reg. No. 33-90642), filed with the Commission by the Registrant on July 24, 1995.

****** Previously filed in Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (Reg. No. 33-98594), filed with the Commission by the Registrant on November 9, 1995.

******* Previously filed in Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (Reg. No. 33-98594), filed with the Commission by the Registrant on November 14, 1995.


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